Supplement dated October 17, 2008 to the Williams Capital Government Money Market Fund –
Institutional Shares Prospectus dated February 28, 2008
     The Williams Capital Government Money Market Fund (the “Fund”) has applied to participate in the United States Department of the Treasury’s Temporary Guaranty Program for Money Market Funds (the “Program”). The Program seeks to guarantee the net asset value of certain shares of money market funds as of September 19, 2008. The Program applies only to shareholders of record of a participating fund on September 19, 2008 who continuously maintain a fund account from the period of September 19, 2008 until the date, if any, on which the fund’s market-based net asset value per share falls below $0.995 (the “Guarantee Event”). The number of shares of each record holder covered by the Program will be the lesser of (a) the number of shares owned by the record holder on September 19, 2008 or (b) the number of shares owned by the record holder on the date of the Guarantee Event. If a Guarantee Event occurs, a fund would have to liquidate and comply with certain other requirements for any shareholder to be entitled to payments under the Program.
     Unless extended by the Treasury, the Program is due to expire on December 18, 2008. There is no assurance that the Fund will be able to participate in the Program if it is extended beyond December 18, 2008. If a Guarantee Event occurs after the Program expires, or, if sooner, after the Fund ceases to participate in the Program, neither the fund nor any shareholder will be entitled to any payment under the Program.
     As of the date of this Supplement, assets available to the Program to support all participating money market funds do not exceed $50 billion. As of the date of this Supplement, more information about the Program is available at http://www.ustreas.gov.